Exhibit 99.1
NOG ANNOUNCES PROPOSED CONVERTIBLE SENIOR NOTES OFFERING

MINNEAPOLIS—(BUSINESS WIRE) —October 11, 2022— Northern Oil and Gas, Inc. (NYSE: NOG) (the “Company” or “NOG”) today announced its intention to offer, subject to market and other conditions, $350,000,000 aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $50,000,000 principal amount of notes.

The Company intends to use a portion of the net proceeds of the offering to fund the cost of entering into the capped call transactions described below. In addition, the Company intends to use $25 to $30 million of the net proceeds of this offering to repurchase shares of its common stock concurrently with the pricing of this offering in privately negotiated transactions effected through one of the initial purchasers of the notes or its affiliate, as the Company’s agent. The Company intends to use any remaining net proceeds from this offering for general corporate purposes (initially, the repayment of outstanding debt under its revolving credit facility, and ultimately a portion of the proceeds is intended to be used to fund the cash purchase price for recently announced acquisitions of non-operated properties in the Delaware Basin). If the initial purchasers exercise their option to purchase additional notes, the Company expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions.

The notes will be senior, unsecured obligations of the Company, will accrue interest payable semi-annually in arrears and will mature on April 15, 2029, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. The Company will settle conversions by paying or delivering, as applicable, cash and, if applicable, shares of its common stock, based on the applicable conversion rate(s). The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on or after April 15, 2026 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

In connection with the pricing of the notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “counterparties”). The capped call transactions are expected to offset the potential dilution to the Company’s common stock upon any conversion of notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, with such offset subject to a cap.

The Company expects that, in connection with establishing their initial hedge of the capped call transactions, the counterparties or their respective affiliates will purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with, or shortly after, the pricing of the notes, including potentially with certain investors in the notes. These activities could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, the counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling shares of common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period relating to a conversion of the notes). This activity could also cause or prevent an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, could affect the number of shares of the Company’s common stock and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

ABOUT NOG

NOG is a company with a primary strategy of investing in non-operated minority working and mineral interests in oil & gas properties, with a core area of focus in the premier basins within the United States.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934, as amended. All statements, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds and the terms of the notes being offered, other than statements of historical facts included in this press release, are forward-looking statements. When used in this press release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production and sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s properties and properties pending acquisition, the effects of the COVID-19 pandemic and related economic slowdown, the Company’s ability to acquire additional development opportunities, changes in the Company’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to consummate any pending acquisition transactions, other risks and uncertainties related to the closing of pending acquisition transactions, the Company’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial results is included in the section entitled “Item 1A. Risk Factors” and other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022, as updated from time to time in amendments and subsequent reports filed with the SEC, which describe factors that could cause the Company’s actual results to differ from those set forth in the forward-looking statements.

The Company has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law or regulation, the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

CONTACT:
Investor Relations
952-476-9800
ir@northernoil.com

Source: Northern Oil and Gas, Inc.